UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 5, 2012

SCIENTIFIC LEARNING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24547	94-3234458
(Commission File No.)	(IRS Employer Identification No.)

300 Frank Ogawa Plaza, Suite 600
Oakland, CA  94612
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (510) 444-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	On June 5, 2012, Scientific Learning Corporation (the “Company”) held its Annual Meeting of Stockholders.

(b)	At the meeting, the following matters were voted upon.

•	Election of Directors. Each of the eight nominees was elected, as follows:

Nominee	Vote for Nominee	Vote Withheld from Nominee	Not Voted
Edward Vermont Blanchard, Jr.	12,531,701	701,417	6,488,664
Robert C. Bowen	11,851,436	1,381,682	6,488,664
Shari Simon	11,802,285	1,430,833	6,488,664
Michael A. Moses	11,803,335	1,429,783	6,488,664
D. Andrew Myers	11,829,592	1,403,526	6,488,664
Dino A. Rossi	12,532,413	700,705	6,488,664
Paula A. Tallal	11,708,840	1,524,278	6,488,664
Jeffrey D. Thomas	12,506,274	726,844	6,488,664

•	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. The proposal was passed, as follows:

Votes For	19,448,318
Votes Against	217,648
Abstentions	55,816

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Scientific Learning Corporation

Date: June 5, 2012	By:	/s/ Linda L. Carloni
	Title:	SVP and General Counsel